Satellites and Other Property and Equipment	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Satellites and Other Property and Equipment

Note 9 Satellites and Other Property and Equipment

(a) Satellites and Other Property and Equipment, net

Satellites and other property and equipment, net were comprised of the following (in thousands):

	As of December 31, 2016	As of December 31, 2017
Satellites and launch vehicles	$10,363,771	$10,653,213
Information systems and ground segment	727,929	808,203
Buildings and other	250,369	264,417

Total cost	11,342,069	11,725,833
Less: accumulated depreciation	(5,156,227)	(5,802,214)

Total	$6,185,842	$5,923,619

Satellites and other property and equipment, net as of December 31, 2016 and 2017 included construction-in-progress of $1.1 billion and $0.7 billion, respectively. These amounts relate primarily to satellites under construction and related launch services. Interest costs of $98.3 million and $60.0 million were capitalized during the years ended December 31, 2016 and 2017, respectively. Additionally, we recorded depreciation expense of $627.5 million, $646.4 million and $665.6 million during the years ended December 31, 2015, 2016 and 2017, respectively.

We have entered into launch contracts for the launch of both specified and unspecified future satellites. Each of these launch contracts provides that such contract may be terminated at our option, subject to payment of a termination fee that increases as the applicable launch date approaches. In addition, in the event of a failure of any launch, we may exercise our right to obtain a replacement launch within a specified period following our request for re-launch.

(b) Recent Satellite Launches

Intelsat 37e, the fifth satellite in the Intelsat EpicNG fleet, was successfully launched on September 29, 2017. The all-digital Intelsat 37e is the first high-throughput (“HTS”) satellite to offer full, high-resolution interconnectivity between C-, Ku- and Ka- bands, delivering additional services and improved throughput to support enterprise, broadband, government and mobility applications in the Americas, Africa and Europe. Intelsat 37e is expected to enter into service in the first quarter of 2018.

On July 5, 2017, we successfully launched our Intelsat 35e satellite into orbit. The fourth of our Intelsat EpicNG next-generation HTS satellites, Intelsat 35e will deliver high-performance services in the C- and Ku-bands. The Intelsat 35e Ku-band services include a customized high power wide beam for direct-to-home (“DTH”) service delivery in the Caribbean, as well as services for mobility and government applications in the Caribbean, trans-Europe to Africa and the African continent. Intelsat 35e entered into service in August 2017.

Intelsat 32e, a customized payload positioned on a third-party satellite, was successfully launched on February 14, 2017. Intelsat 32e is the third of six in our planned Intelsat EpicNG fleet, featuring high-performance spot beams. Intelsat 32e increases our service capabilities over the in-demand North Atlantic and Caribbean regions, supplying services for applications such as in-flight connectivity for commercial flights and passenger and commercial broadband for cruise lines and shipping vessels. Intelsat 32e entered into service in March 2017.

On August 24, 2016, we successfully launched our Intelsat 36 and Intelsat 33e satellites into orbit. Intelsat 36 is co-located with our Intelsat 20 satellite at the 68.5ºE orbital location and entered into service in late September 2016. Intelsat 36 provides capacity for DTH television services via its Ku-band payload, as well as media distribution services via its C-band payload to customers in the Africa and Indian Ocean regions.

Intelsat 33e is the second of six HTS satellite within our Intelsat EpicNG platform, featuring high-performance spot beams and an advanced digital payload. Due to a malfunction in the primary thruster for orbit raising, Intelsat 33e arrived at its 60ºE orbital location in December 2016 and entered into service in late January 2017. In addition, in February 2017, measurements indicated higher than expected fuel use while performing stationkeeping maneuvers. There is no evidence of any impact to the communications payload. A Failure Review Board has been established to determine the cause of the primary thruster failure and a separate team to investigate the fuel use anomaly. As of December 31, 2017, these investigations were ongoing and final conclusions have not been reached. We continue to participate in the investigations. We filed a loss claim in March 2017 with our insurers relating to the loss of life for approximately $78 million. The claim is still in process. We have received approximately $49.8 million in cash as of December 31, 2017, and have filed for arbitration with respect to our claims against certain insurers. Intelsat 33e is fully operational, delivering commercial-grade services for enterprise, fixed and mobile network operators, aeronautical and maritime mobility service providers, and for government customers in the Africa, Europe, Middle East and Asia regions.

On June 9, 2016, we successfully launched our Intelsat 31 satellite to the 95ºW orbital location, co-located with our Intelsat 30 satellite. This satellite will provide in-orbit resilience for DTH television services in Latin America via its Ku-band payload. Intelsat 31 also includes a C-band payload that enhances our Latin American network infrastructure. This satellite has completed in-orbit testing and entered into service in late July 2016.

On January 27, 2016, we successfully launched our Intelsat 29e satellite into orbit. Intelsat 29e is the first HTS within our Intelsat EpicNG platform, featuring high performance spot beams and an advanced digital payload. The satellite, which is located at the 310ºE orbital location, supports broadband services for enterprise, fixed and mobile network operators, aeronautical and maritime mobility service providers, and for government customers operating throughout the Americas and the North Atlantic region via C- and Ku- band payloads. Intelsat 29e entered into service in March 2016.

On August 20, 2015, we successfully launched our Intelsat 34 satellite into orbit. Intelsat 34 is a C- and Ku-band satellite that establishes long-term capacity at the 304.5ºE orbital location, and entered into service in October 2015. Intelsat 34 includes a C-band payload which delivers media distribution services to Latin American customers. The satellite also hosts a DTH platform in Ku-band as well as a specialized Ku-band payload serving the North Atlantic region, designed to support broadband services for the aeronautical and maritime mobility sectors.

(c) Satellite Health

Our satellite fleet is diversified by manufacturer and satellite type, and as a result, our fleet is generally healthy. We have experienced some technical problems with our current fleet but have been able to minimize the impact of these problems on our customers, our operations and our business in recent years. Many of these problems have been component failures and anomalies that have had little long-term impact to date on the overall transponder availability in our satellite fleet. All of our satellites have been designed to accommodate an anticipated rate of equipment failures with adequate redundancy to meet or exceed their orbital design lives, and to date, this redundancy design scheme has proven effective. After each anomaly we have generally restored services for our customers on the affected satellite, provided alternative capacity on other satellites in our fleet, or provided capacity that we purchased from other satellite operators.

Significant Anomalies

During orbit raising of Intelsat 33e in September 2016, the satellite experienced a malfunction of the main satellite thruster. Orbit raising was subsequently completed using a different set of satellite thrusters. The anomaly resulted in a delay of approximately three months in reaching the geostationary orbit, as well as a reduction in the projected lifetime of the satellite. Intelsat 33e entered service in January 2017. In addition, in February 2017, measurements indicated higher than expected fuel use while performing stationkeeping maneuvers. There is no evidence of any impact to the communications payload. A Failure Review Board has been established to determine the cause of the primary thruster failure and a separate team to investigate the fuel use anomaly. Intelsat has filed a loss claim with insurers relating to the reduction of life.